                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          ---------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       May 14, 1999
                                                --------------------------------

                              Altris Software, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             California                    0-15935              95-3634089
--------------------------------------------------------------------------------
  (State or other jurisdiction of  (Commission file number)    (IRS employer
           incorporation)                                    identification no.)


9339 Carroll Park Drive, San Diego, California                     92121
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code      (619) 625-3000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

EXPLANATORY NOTE

                  On May 14, 1999, Altris Software, Inc. ("the Company") completed a transaction whereby, Spescom Ltd, a South African company acquired a 60% interest in the Company's wholly-owned subsidiary Altris Software, Ltd. All of the outstanding stock of Trimco Group plc, a United Kingdom company ("Trimco"). The Company's Current Report on Form 8-K dated, May 14, 1999 (the "Form 8-K") was filed with the Securities and Exchange Commission on May 28, 1999 to report the completion of such transactions. This Amendment No. 1 on Form 8-K/A is being filed in order to provide the pro forma financial information required under Item No. 7 that was unavailable at the time of the filing of the Form 8-K. Except as specifically amended by this Form 8-K/A, the Form 8-K shall remain unchanged.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (b)       Unaudited Pro Forma Financial Information (1):

                  Pro Forma Consolidated Balance Sheet as of March 31, 1999

                  Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998

                  Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1999

                  Condensed Notes to Pro Forma Consolidated Financial Statements

                  ---------------------
                  (1)  Attached hereto as pages F-1 through F-5

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 1999

                                                  ALTRIS SOFTWARE, INC.


                                                  By:/s/ John W. Low
                                                     ---------------------------
                                                         John W. Low
                                                         Chief Financial Officer

                              ALTRIS SOFTWARE, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


Unaudited pro forma consolidated balance sheet at March 31, 1999 and pro forma consolidated statements of operation for the year ended December 31, 1998 and the three months ended as of March 31, 1999,

                              ALTRIS SOFTWARE, INC.
                               UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                                 (IN THOUSANDS)

                                                                       Historical        Adjustments       Pro Forma
                                                                       ----------        -----------       ---------
                                                    ASSETS
Current assets:
   Cash and cash equivalents                                            $    391         $  2,039 (a)(e)    $  2,430
   Receivables, net                                                          495             (259)(a)            236
   Inventory, net                                                            275               (8)(a)            267
   Other current assets                                                      193              (66)(a)            127
                                                                        --------         --------           --------
      Total current assets                                                 1,354            1,706              3,060

Property and equipment, net                                                1,368             (792)(a)            576
Computer software, net                                                     4,510             --                4,510
Goodwill, net                                                              1,983           (1,907)(a)             76
Long-term restricted cash                                                   --                200 (f)            200
Other assets                                                                 270             --                  270
Investment in ASL                                                           --                160 (a)            160
                                                                        --------         --------           --------
      Total assets                                                      $  9,485         $   (633)          $  8,852
                                                                        ========         ========           ========
                                    LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
   Accounts payable                                                     $  2,921         $   (807)(a)       $  2,114
   Accrued liabilities                                                     2,095             (659)(a)          1,436
   Notes payable                                                             700             (383)(a)            317
   Deferred revenue                                                        3,667             (952)(a)          2,715
                                                                        --------         --------           --------
      Total current liabilities                                            9,383           (2,801)             6,582

Long-term notes payable                                                      421             --                  421
Deferred revenue, long term portion                                        1,963             --                1,963
Deferred gain on Spescom transaction                                        --                200 (f)            200
Other long term liabilities                                                1,162             --                1,162
Subordinated debt, net of discount                                         2,620             --                2,620
                                                                       ---------         --------           --------
      Total liabilities                                                   15,549           (2,601)            12,948
                                                                       ---------         --------           --------
Commitments                                                                 --               --                 --

Mandatorily redeemable convertible preferred stock, $1,000
   par value, 3,000 shares authorized; 3,000 shares issued
   and outstanding ($3,455,000 total liquidation preference)               3,108             --                3,108

Shareholders' deficit:
   Common stock, no par value, 20,000,000 shares authorized;
      9,615,163 and 11,615,163 issued and outstanding, respectively       61,096            1,800 (e)         62,896
   Common stock warrants                                                     585               65 (g)            650
   Accumulated other comprehensive income                                     65              (65)(a)           --
   Accumulated deficit                                                   (70,918)             168 (a)        (70,750)
                                                                        --------         --------           --------
      Total shareholders' deficit                                         (9,172)           1,968             (7,204)
                                                                        --------         --------           --------
           Total liabilities and shareholders' deficit                  $  9,485         $   (633)          $  8,852
                                                                        ========         ========           ========

          The accompanying condensed notes are an integral part of these pro forma consolidated financial statements.

                              ALTRIS SOFTWARE, INC.
                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                      Historical        Adjustments        Pro Forma
                                                                      ----------        -----------        ---------
Revenues:
   Licenses                                                           $      772        $  (532)(a)        $    492
                                                                                            252 (b)

   Services and other                                                                      (575)(a)
                                                                           1,613            100 (b)           1,138
                                                                      ----------        -------            --------
      Total revenues                                                       2,385           (755)              1,630

Cost of revenues:
   Licenses                                                                  305            (65)(a)             240
   Services and other                                                      1,067           (408)(a)             659
                                                                      ----------        -------            --------
      Total cost of revenues                                               1,372           (473)                899
                                                                      ----------        -------            --------
Gross profit                                                               1,013           (282)                731

Operating expenses:
   Research and development                                                1,011           (139)(a)             872
   Marketing and sales                                                       765           (353)(a)             412
   General and administrative                                              1,447           (938)(a)             509
                                                                      ----------        -------            --------
      Total operating expenses                                             3,223         (1,430)              1,793
                                                                      ----------        -------            --------
Loss from operations                                                      (2,210)        (1,148)             (1,062)

Minority interest in subsidiary                                              -             (600)(c)            (600)
Interest and other income                                                      9            -                     9
Interest and other expense                                                  (163)            (1)(a)            (164)
                                                                      ----------        -------            --------
Net loss                                                              $   (2,364)       $  (547)           $ (1,817)
                                                                      ==========        =======            ========
Basic net loss per common share                                       $     (.26)                          $   (.17)
                                                                      ==========                           ========
Diluted net loss per common share                                     $     (.26)                          $   (.17)
                                                                      ==========                           ========
Shares used in computing basic and diluted net loss per common share       9,615                             11,615

 The accompanying condensed notes are an integral part of these pro forma consolidated financial statements.

                              ALTRIS SOFTWARE, INC.
                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                      Historical        Adjustments        Pro Forma
                                                                      ----------        -----------        ---------
Revenues:
   Licenses                                                           $    4,189        $(1,639)(a)        $  3,273
                                                                                            723 (b)

Services and other                                                                       (2,751)(a)
                                                                           8,614            390 (b)           6,253
                                                                      ----------        -------            --------
      Total revenues                                                      12,803         (3,277)              9,526

Cost of revenues:
   Licenses                                                                1,553           (666)(a)             887
   Services and other                                                      5,474         (2,215)(a)           3,259
                                                                      ----------        -------            --------
      Total cost of revenues                                               7,027         (2,881)              4,146
                                                                      ----------        -------            --------
Gross profit                                                               5,776           (396)              5,380

Operating expenses:
   Research and development                                                2,314         (1,452)(a)             862
   Marketing and sales                                                     4,385         (1,839)(a)           2,546
   General and administrative                                              5,083         (2,276)(a)           2,807
   Settlement of lawsuits                                                  1,128            -                 1,128
   Writeoff of capitalized software                                          625            -                   625
                                                                      ----------        -------            --------
      Total operating expenses                                            13,535         (5,567)              7,968
                                                                      ----------        -------            --------
Loss from operations                                                      (7,759)        (5,171)(b)          (2,588)

Minority interest in subsidiary                                             -            (2,525)(c)          (2,525)
Gain on Spescom transaction                                                 -               168 (d)             168
Interest and other income                                                     31            -                    31
Interest and other expense                                                  (664)            29 (a)            (635)
                                                                      ----------        -------            --------
Net loss                                                              $   (8,392)       $(2,843)            $(5,549)
                                                                      ==========        =======            ========
Basic net loss per common share                                       $     (.92)                           $  (.51)
                                                                      ==========                           ========
Diluted net loss per common share                                     $     (.92)                           $  (.51)
                                                                      ==========                           ========
Shares used in computing basic and diluted net loss per common share       9,615                             11,615

          The accompanying condensed notes are an integral part of these pro forma consolidated financial statements.

                              ALTRIS SOFTWARE, INC.
                          NOTES TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS

         In May 1999, the Company entered into a multi-part agreement with Spescom Ltd., whereby Spescom invested $1.8 million into the Company for 2 million shares of the Company's common stock. In addition, Spescom purchased a 60% interest in Altris Software Ltd., ("ASL"), the Company's United Kingdom subsidiary. Under the agreement, ASL received $1,600,000 and the Company received $600,000 of which $200,000 was placed in an escrow account which will remain in effect until the second anniversary of the closing date for the purpose of securing any liability the Company may have under its representations and warranties to Spescom in the agreement. In order to obtain the consent to the agreement by the subordinate debt holder and preferred stockholders of the Company, the interest rate on the Company's outstanding debenture was increased from 11.5% to 12%. In addition, the conversion rate on the convertible preferred stock has been adjusted from $6.00 per share of common stock to $1.90 and the exercise price on warranty shares of the Company's common stock was also adjusted from $6.00 to $1.90 per share. The Company recorded expense of $65,000 associated with the change in price as determined by the Black-Scholes method. The Company recorded a gain of $168,000 on the transaction, net of expenses. The Company also recorded a deferred gain of $200,000 on the transaction which will be realized as proceeds are returned from the two-year escrow account.

         Also as part of the agreement the Company entered into a distribution agreement with ASL which grants ASL exclusive distribution rights for the Company's products around the world excluding North and South America and the Caribbean. The agreement provides for a royalty to the Company on sales of the Company's products by ASL equal to 50% of the Company's list price for such products and 35% for maintenance of the Company's products sold by ASL.

         The pro forma financials were prepared on the basis to reflect as if this transaction occurred on January 1, 1998. The following pro forma adjustments were made:

(a) Adjustment is to eliminate from the consolidated results the operations of the London subsidiary for the twelve months ended December 31, 1998 and the three months ended March 31, 1999 and to record investment in subsidiary on the equity method.

(b) Adjustment is to record royalty earned on the sale of the Company's products by ASL equal to 50% of the Company's list price for such products. Additionally, earned royalty includes 35% for maintenance of the Company's products sold by ASL.

(c) Adjustment to record 40% interest in net loss of subsidiary after elimination of a portion of intercompany royalty.

(d)      Adjustment to record sale of majority interest in ASL.

(e)      Adjustment to record purchase of common stock by Spescom.

(f)      Adjustment to record restricted cash and deferred revenue.

(g) Adjustment to record expense associated with the change in exercise price of warrants.

-------------------------------

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[Footnote continued from previous page]